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                                                                   Exhibit 10.34

                      SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 20, 2002, is made and entered into by and among Analex Corporation, a Delaware corporation, successor by merger to Hadron, Inc. (the "Borrower"), and the subsidiaries of the Borrower identified on the signature pages hereto (the "Subsidiary Guarantors"), and Bank of America, N.A., a national banking association (the "Lender").

                                   WITNESSETH

     WHEREAS, the Borrower and the Lender entered into that certain Credit Agreement dated as of November 2, 2001, as amended by the First Amendment to Credit Agreement dated as of August 1, 2002 (the "Existing Credit Agreement").

     WHEREAS, the parties have agreed to amend the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

     1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

     "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

     "Amendment No. 2 Effective Date" is defined in Part III.

     2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

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     1. Amendment to Section 2.15 (a). Section 2.15 (a) of the Existing Credit
Agreement is hereby amended in its entirety to read as follows:

          (a) Borrowing Base. The "Borrowing Base" for the Borrower at any time shall mean the sum, at the date of the most recent Borrowing
     Base/Non-Default Certificate required to be furnished pursuant to Section 2.15(b), of

          (i) Ninety percent (90%) of the Net Value (as hereinafter defined) of Eligible Billed Receivables representing amounts due and owing from the Government (or from a prime contractor under a contract with the Government with respect to which the Borrower is a subcontractor), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

          (ii) Eighty percent (80%) of the Net Value of Eligible Billed Receivables representing amounts due and owing from domestic account debtors (other than the Government), which are outstanding less than ninety-one (91) days from the date of original invoice; plus

          (iii) The lesser of (A) fifty percent (50%) of the Net Value of Eligible Unbilled Receivables and (B) $1,000,000.

               The "Net Value" of an Eligible Billed Receivable or an Eligible Unbilled Receivable shall be its face amount, net of any discount for prompt payment (and net of any other amount representing payment of finance charges, late charges, or interest (however denominated)), and net of any portion thereof which constitutes payment of sales, use or other taxes.

     2. Amendments Related to Individual Guarantors. Contemporaneous with the execution and delivery of this Amendment, the Lender is releasing the Individual Guarantors from their respective obligations under the Individual Guaranties. Accordingly, Section 5.1(g)(iii), Section 5.1(g)(iv), Section 5.1(g)(v) and
Section 7.1(s) of the Existing Credit Agreement are hereby deleted in their entirety, and the references to "Individual Guarantor" in Section 7.1(n)(i) and
Section 7.1(o) are hereby deleted. The releases of the Individual Guarantors shall not constitute an Event of Default under Section 7.1(l) of the Existing Credit Agreement, and the terms "Guaranties" and "Loan Documents," as defined in
Section 1.1 of the Existing Credit Agreement, shall no longer include the Individual Guaranties.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     1. Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 2".

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     2. Execution of Counterparts of Amendment. The Lender shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Subsidiary Guarantors and the Lender.

     3. Officer's Certificate. The Lender shall have received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 2 Effective Date stating that, immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) no Default exists and (ii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

     4. Material Adverse Change. Except as otherwise previously disclosed in writing to the Lender, no material adverse change shall have occurred since June 30, 2002 in the condition (financial or otherwise), business or management of the Borrower and the Subsidiary Guarantors.

     5. Fees and Expenses. All out-of-pocket fees and expenses of the Lender in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment, shall have been paid.

     6. Other Items. The Lender shall have received such other documents, agreements or information which may be reasonably requested by the Lender.

                                     PART IV
                                  MISCELLANEOUS

     1. Representations and Warranties. Borrower hereby represents and warrants to the Lender that, after giving effect to this Amendment, (a) no Default exists under the Amended Credit Agreement or any of the other Loan Documents which has not been waived and (b) the representations and warranties set forth in the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     2. Cross-References. References in this Amendment to any Part are, unless otherwise specified, to such Part of this Amendment.

     3. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     4. References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Part III, all references in the Loan Documents to the "Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

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     5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly signed, sealed and delivered by their properly and duly authorized officers as of the day and year first above-written.

                                       BORROWER:

                                       ANALEX CORPORATION


                                       By:                                (SEAL)
                                          --------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       SUBSIDIARY GUARANTORS:

                                       ADVANCED BIOSYSTEMS, INC.


                                       By:                                (SEAL)
                                          --------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       SYCOM SERVICES, INC.


                                       By:                                (SEAL)
                                          --------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       LENDER:

                                       BANK OF AMERICA, N.A.


                                       By:                                (SEAL)
                                          --------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------